Filed pursuant to Rule 497(e)
File Nos. 333-92415 and 811-09721
ALLIANZ GLOBAL INVESTORS MANAGED ACCOUNTS TRUST
Supplement dated June 16, 2011
to the
Prospectus dated March 1, 2011 (as revised April 1, 2011)
DISCLOSURE RELATING TO FIXED INCOME SHARES: SERIES H (the “Fund”)
     Liquidation of the Fund
     Effective no later than October 28, 2011 (the “Liquidation Date”), the Fund will be liquidated and dissolved. Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after dividend distributions required to eliminate any Fund-level taxes are made and the expenses and liabilities of the Fund are paid or otherwise provided for.
     Shares of the Fund are held by or on behalf of “wrap” account clients where Allianz Global Investors Managed Accounts LLC or Pacific Investment Management Company LLC serves as investment adviser or sub-adviser to the account. Investors should contact their wrap account sponsor with any questions regarding the reinvestment of Fund redemption proceeds
     The redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. Any gain or loss will be a capital gain or loss for investors who hold their shares as capital assets. Capital gains or losses will be short- or long-term depending on how long an investor has held Fund shares. Investors should consult their own tax advisors regarding their particular situation and the possible application of state, local or non-U.S. tax laws.
     In addition, the Fund will suspend sales of shares on a date prior to the Liquidation Date which has yet to be determined. This suspension will prohibit both new investments and additional investments by existing investors. Once in effect, the Board of Trustees and the Distributor each reserves the right at any time to modify or eliminate this suspension, including on a case-by-case basis.